Exhibit 32.01

Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Shyam P. Kambeyanda, as President and Chief Executive Officer of ESAB Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.the quarterly report on Form 10-Q of the Company for the period ended September 30, 2022 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2022

/s/ Shyam P. Kambeyanda
Shyam P. Kambeyanda President and Chief Executive Officer (Principal Executive Officer)